Investor and Analyst Day February 2018

2 Forward Looking Statement and Use of Adjusted Measures This presentation contains forward-looking statements including but not limited to statements with respect to estimated 2018 guidance and the related assumptions, the impact of various factors on operating and financial results, expected savings and synergies (including from the LaunchPad initiative and as a result of acquisitions), and the opportunities for future growth. This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including health care reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, adverse results in material litigation matters, the impact of changes in tax laws and regulations, failure to maintain or develop customer relationships, our ability to develop or acquire new products and adapt to technological changes, failures in information technology systems or data security, challenges in implementing business process changes, employee relations, and the effect of exchange rate fluctuations on international operations. Actual results could differ materially from those suggested by these forward-looking statements. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change. Further information on potential factors, risks and uncertainties that could affect the operating and financial results of Laboratory Corporation of America Holdings (the “Company”) is included in the Company’s Form 10-K for the year ended December 31, 2016, and subsequent Forms 10-Q, including in each case under the heading risk factors, and in the Company’s other filings with the SEC. This presentation contains “adjusted” financial information that has not been prepared in accordance with GAAP, including Adjusted EPS, and Free Cash Flow, and certain segment information. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. However, the Company notes that these adjusted measures may be different from and not directly comparable to the measures presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in this presentation.

Dave King Chairman and Chief Executive Officer Enterprise Strategic Overview

Who We Are Our Mission is to Improve Health and Improve Lives LabCorp is a Leading Global Life Sciences Company that is deeply integrated in guiding patient care Our Strategic Objectives are to: Deliver World-Class Diagnostics Bring Innovative Medicines to Patients Faster Use Technology to Improve the Delivery of Care 4

A Sound Foundation Supports the Combination 1 Creates powerful life sciences enterprise with a market opportunity of over $200 billion 3 2 Expands growth opportunities for Diagnostics and Drug Development businesses Capitalizes on strengths to create a differentiated offering 5

Opens Attractive Growth Opportunities Across Multiple Global Markets

LabCorp

Leadership in Large, Growing, Fragmented Markets

U.S. Clinical Lab Testing Market ~$80 billion

Global Addressable Outsourced R&D Spend ~$35 billion

Ex-U.S. Clinical Lab Testing Market ~$100 billion

Global Addressable Market ~$200 billion



~9%
LH
U.S. Clinical Lab Opportunity
~10%
LH(1)
Global CRO Opportunity
Ex-U.S. Clinical Lab Opportunity
~5%
LH(1)
LabCorp Enterprise Growth Opportunity

Source: Industry reports and company estimates

1. Includes 12-month estimate of Chiltern revenue on a proforma basis

6

Creates a Differentiated Offering to Better Serve All Healthcare Stakeholders

LabCorp

LabCorp Diagnostics

- Patient database reaching ~50% of U.S. population
- Proprietary data sets with >30 billion lab test results across a growing menu of nearly 5,000 assays
- Broad physician, health system and managed care relationships
- Consumer engagement through ~1,900 PSC/retail locations, 5,000+ in-office phlebotomists
- Proprietary decision-support and reporting tools

LabCorp

- Global footprint with business in 127 countries; 60,000 employees
- Unmatched real-world data and patient intelligence
- Deep scientific and therapeutic experience
- Leader in Companion Diagnostics (CDx)
- Innovative technology-enabled solutions for customers

Covance Drug Development

- Serving the top 20 biopharma
- Serving high-growth emerging and mid-market segments through Chiltern
- Working on ~50% of clinical trials
- >175,000 unique investigators
- Involved in all top 50 best-selling drugs on the market
- Supported 70% of all CDx on the market today
- Robust technology suite for trial planning and execution

7

2018 Priorities Drive Profitable Growth Optimize Enterprise Margins Integrate Key Acquisitions 8

Transition to Value-Based Care Enhance the Drug Development Process Embrace the Role of the Consumer • Improve efficiency in care delivery • Reduce the overall cost of patient care • Utilize advanced tools and analytics to deliver better outcomes via personalized medicine and population health • Address increased trial complexity, and competition for patients and investigators • Greater need for scalable tools and processes to initiate and manage trials • Increased sponsor demand for data-driven study design and execution, as well as access to relevant analytes, biomarkers and tests • Increased interest in and influence over healthcare decision-making • Technology advances driving expectation of convenience • Consumer satisfaction increasingly important to other healthcare stakeholders Strategic Initiatives to Capitalize on Long-term Market Opportunities 9

Differentiated Solutions are Resonating with Customers

LabCorp

Value-Based Care Solutions

	Reference Laboratory Testing	Outreach Laboratory Testing	Inpatient Laboratory Management
PAML and its Joint Venture Interests	✓	✓	
Mount Sinai Health System	✓	✓	
Novant Health	✓	✓	✓

Completed
3 marquee transactions
in 2017

Streamlining Clinical Studies

Cumulative new orders won through the combination of LabCorp patient data and Covance capabilities:

2016	2017
>$200 million	~$500 million

On track to deliver $150 million in cumulative new revenue from the acquisition of Covance through 2018

Consumer Platform

Patients Seen in Denver *LabCorp at Walgreens*

28% Patients new to LabCorp

LabCorp PSCs in Walgreens stores are attracting new patients

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Creates Long-term Shareholder Value $4.1 $4.5 $4.7 $5.0 $5.5 $5.7 $5.8 $6.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $8.5 $9.4 $10.4 $2.3 $2.8 $3.6 $6.2 $6.6 $6.9 (1) 2007-2014 revenues excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company (2) Includes the estimated impact from adoption of the new revenue recognition accounting standard (ASC 606). See Appendix for details of the preliminary reconciliation of 2017 results 10-Year CAGR: 10% • Record revenue of $10.2B • Record EPS of $9.60 • Record free cash flow of $1.1B • 24% increase in share price Record 2017 Results 2018 FORTUNE World’s Most Admired Companies 2017 FORBES World’s Most Innovative Companies Drug Development Diagnostics (In Billions) Revenue(1) (2) 11

LabCorp is Well Positioned for Future Growth Financial Strength and Flexibility Quality and Service Stable and Global Business Innovation Multiple Avenues for Future Growth 12

John Ratliff Chief Executive Officer, Covance Drug Development Jonathan Koch Group President of Clinical Development and Commercialization Services, Covance Drug Development Covance Drug Development Strategic Overview

14 The Drug Development Landscape Strong Market Trends and Client Demand Improving regulatory environment Venture funding remains solid Significant innovation in emerging biotech segment Total Molecules 8,837 Total Molecules 11,197 Total Molecules 12,500 Total Molecules 13,454 Strong therapeutic growth, especially in oncology 3% 8% 9% 11% 29% 31% 31% 36% 13% 3% 4% 6% 55% 58% 56% 47% 2013 2015 2016 2017 Other Cardiovascular & Metabolic Disorders Oncology Rare Diseases

15 2017: A Transformative Year Addressing Challenges and Positioning for Growth Talented Team, Enhanced Capabilities, Process Efficiency Enhanced Tools and Technology Chiltern Integrated Capabilities Deeper Executive Talent Bench and International Expansion Book to Bill 1.36 LaunchPad Business Process Improvement Initiatives Key Solution Launches (Companion Diagnostics, Biomarkers, Biotech, etc.)

EXTRAORDINARY POTENTIAL EXCEPTIONAL PEOPLE ENERGIZING PURPOSE 16 Covance Growth Strategy Leveraging LabCorp/Covance Combined Strength, Utilizing Market Leading Assets, Demonstrating Clinical Leadership, Maximizing Tools and Technology NOW Strengthen & Expand NEXT Grow & Deepen NEEDED Evolve & Lead ►Broaden Scientific Leadership ► Increase Patient-Centered Solutions ►Expand Core Services ►Portfolio Management and Monitoring ►Create Best-in-Class Patient Recruitment and Site Management Through Data ►Expand Global Delivery ► Launch Biotech Differentiated Offering ►Enter Adjacent Markets ► Lead Virtualization of Clinical Trials ►Apply Patient-Centric Technologies ►Embrace Alliances with New Partners ►Evolve Informatics and Analytics IMPROVE HEALTH, IMPROVE LIVES ADVANTAGES: SCIENCE PATIENT CENTRICITY LOGISTICS DATA DISCOVERY DEVELOPMENT COMMERCIALIZATION Research Preclinical Phase I Phase II Phase III Phase IV RWE GROWTH STRATEGY EMPLOYEES PATIENTS INVESTORS CUSTOMERS

17 Leveraging LabCorp-Covance Combined Strength Unique Offerings and Differentiated Value Patient-Centered Solutions and Data Insights Scientific Collaboration (e.g., Companion Diagnostics, Real World Evidence) LaunchPad Business Process Improvement Initiatives

18 Leveraging LabCorp-Covance Combined Strength Unique Patient-Centered Solutions and Data Insights Empowered patients are searching for treatment alternatives and choosing to participate in clinical studies Real world data is used to find the right patients for a clinical study Matching patients’ physicians who have a pre-existing relationship with LabCorp enables more meaningful conversations Known Covance investigators are identified around clusters of matching patients The data identifies where the patients are, who they are, and who their physicians are Covance can reach out to patients directly, as well as contact physicians to inform them about specific patients who may be eligible for a given study Granular, structured, real world lab data is collected and readily available for Covance’s use Empowered Patients “Choosing to participate” Real World Lab Data Largest in the world The Right Patient LabCorp Data, Investigators Matched Patients Who and where they are…

Leveraging LabCorp-Covance Combined Strength

Holistic Approach to Patient Intelligence

LabCorp

Patient Intelligence

LabCorp Patient Data	▶ ~115 million patient encounters annually ▶ ~1,900 patient service centers ▶ High-quality data, including diagnosis codes, demographics and lab results
Protocols / Trial Insights / Clinical Labs Data	▶ Covance supports ~50% of all clinical trials ▶ >50 million global patient lab results per year from central lab network
Patient Survey / Voice of Patient	▶ >200,000 patients have requested to be notified by Covance about relevant clinical studies; focused on increasing participation rate ▶ Obtaining actionable patient insights regarding trial participation

19

Leveraging LabCorp-Covance Combined Strength

Scientific Collaboration with Market Leading Companion Diagnostics (CDx) Capabilities

LabCorp



- Supported more than **300** CDx, in vitro diagnostic and medical device studies
- Collaborated with over **40** clients on more than **165** CDx projects in 2017
- CDx-related net orders grew **~4x** from 2015 to **$244M** in 2017
- **~$135M** in CDx-related enterprise revenue in 2017; **3-year CAGR of ~20%**

Covance Provides Comprehensive CDx Solutions For The Drug Life Cycle


Drug Development
Preclinical
Phase I
Phase II
Phase III
NDA Submission
Biomarker/CDx Development
Biomarker Development
CDx Assay & Feasibility
CDx Development & Validation
Regulatory Submission & CDx Launch
Commercialization

20

21 Utilizing Market Leading Assets As an Example… Central Laboratory Services

Expanding Clinical Capabilities Stronger Together with Chiltern Presence • Broad customer base with strong growth potential across all segments Therapeutic Capabilities • Broad therapeutic offering across all phases of development • The most experienced central laboratory (e.g., biomarkers, companion diagnostics) Informatics • Clinical analytics and FSP capabilities and suite of technology offerings (Xcellerate® and Endpoint IVR) People • Global employee enhancement • Dedicated teams • Collaborative engagement • Personalized attention • Data aggregation and insight • Deep therapeutic and scientific expertise Combined Offering Delivers Value Biotech: Delivering A Differentiated Experience • Early Phase Development Solutions • Phase I Sites/Adaptive Design • Phase I-IV • Biomarkers/CDx • Central Lab/Esoteric testing • Consulting Regulatory Commercial • Covance MarketPlace • Xcellerate Providing Industry Leading Breadth of Solutions 22

23 LaunchPad Business Process Improvement Initiative Re-engineering Processes and Integrating New Technology to Drive Margin Expansion Net Savings: $20M in 2017, and additional $130M over three years ending in 2020 After achieving $100M in cost synergies from LabCorp's acquisition of Covance Talent and Asset Optimization Process Discipline and Productivity Delivery Transformation Customer Centricity • Process and system improvements • Culture of continuous process improvement • Aligning people and capabilities with client expectations • Optimizing the global footprint • Transforming the delivery of clinical studies and lab services • Positioning the company for the future of clinical trials • “Customer First” mindset • Driving growth and loyalty through customer-centric investment • Global service delivery model (GSDM) • Organizational design to enable seamless distribution of work globally • Real estate consolidation • Commercial process investments and improvements • Differentiated, integrated solutions from Chiltern acquisition • Software-enabled process automation • Rollout of new technology platforms

Reduces the time, cost and risk of specimen based research. 24 Maximizing Tools and Technologies Innovative Solutions Focused on Client Needs Contributed to $1B+ of Revenue Across Clinical Development in 2017

Key Takeaways 25 Diagnostics and Drug Development combination creates differentiation from competition through data, patient intelligence, and scientific collaboration Transformative investments in talent, solutions, and technology positioning Covance for growth Strong book to bill of 1.36 and backlog of over $7.1B driving year-on- year revenue growth of 20% - 24% (mid to high single digit organic growth), including improved margins over the next 3 years

LabCorp Diagnostics Strategic Overview Gary Huff Chief Executive Officer, LabCorp Diagnostics

LabCorp Diagnostics At-a-Glance

LabCorp

Financial Strength

- Significant free cash flow
- Stable business with history of performance
- >$7 billion in revenue in 2017; 10-year revenue CAGR of ~6%
- Hundreds of thousands of client relationships
- ~1,600 managed care contracts

Market Position

- Leading scientific innovation and ability to partner and acquire expertise
- Value creation with diagnostics and drug development combination

Why customers choose LabCorp

- We **lower cost** and **improve quality**
- We **create value** with the combination of Diagnostics and Drug Development
- We are focused on providing an **exceptional experience**

Expertise

- Unmatched depth and breadth of solutions
- Scientific, therapeutic, value-based care and IT expertise
- Experienced senior leadership
- 11 Centers of Excellence
- ~600 M.D. and Ph.D.

Infrastructure

- Strong U.S. infrastructure
- ~1,900 Patient Service Centers
- Extensive test menu, including esoteric offering
- 3,100 couriers
- ~50% of U.S. population in patient database
- >65,000 digital interfaces

27

28 Creating Differentiated Value for our Consumers, Customers, and Employees Multiple Growth Opportunities • Health systems and hospitals • Managed care • Independent physicians • Companion diagnostics Data Powerhouse with IT Expertise • ~50% of U.S population / >30 billion lab test results • Big data platform • Interfaces with over 600 EMR and laboratory information systems (LIS) vendors • Holistic approach to patient engagement, including mobile Continual Innovation • Venture investments • Walgreens retail health partnership • Proprietary technology to enhance the consumer experience • 100 new tests per year (on average) Leadership • Talented leadership, track record of execution • Scientific strength • Consistent, profitable growth • Structured to be close to the customer

29 Leadership in a Stable, Growing, and Fragmented Market LabCorp, $7B Quest Diagnostics, $8B Independent Labs, $13B Hospital Labs, $47B Physician Office Labs, $4B Independent Labs, $13B Hospital Labs, $47B Physician Office Labs, $4B Market dynamics are creating opportunity $27B Inpatient & Outpatient (1) $17B Outreach $3B Reference ~$80 billion U.S. Lab Market Historically difficult to penetrate (1) Generally reimbursed as part of a bundled payment Hospital Lab Testing Market

Well-Positioned to Capture the Addressable Market Physician Office Labs Hospital Outreach and Reference Labs Independent Labs Addressable Market $37B Driving Profitable Growth Deliver innovative value-based care solutions Accretive and strategic acquisitions Value creation through diagnostics and drug development combination 1 2 3 $4B $20B $13B 30

31 Multiple Industry Dynamics Play to LabCorp’s Strengths Consumerism • Consumers are taking greater responsibility for their wellness and healthcare • Demand low cost, high quality, access and technology • Access: Partner with health retailers • Convenience: consumer initiated programs and in-home testing Scientific Innovation • Personalized medicine guiding new approaches • Next generation sequencing capability • OmniSeq partnership for molecular profiling to improve cancer treatment Technological Innovation • Technologies are developing rapidly and require capital to employ • Big data platforms needed to connect information from disparate sources • EHR data fed into analytics platform for predictive learning Pricing Pressure • Insurers are focused on driving utilization to low-cost site of care • National scale enables low-cost position • Automation and standardization provide industry-leading operational efficiency

Drive Profitable Growth 32 Optimize Opportunities − Acquisition Integration − Bad Debt Improvement − LabCorp at Walgreens Expansion 1. 2. 2018 Diagnostics Priorities

33 Driving Growth Through Focus on Key Customer and Testing Segments Accretive and strategic acquisitions Leverage combination of diagnostics and drug development Deliver innovative value-based care solutions How Will We Grow? Smart Growth Customer Segments Testing Segments Physician Groups Managed Care Health Systems Consumers Genetics Oncology Medical Drug Monitoring Women’s Health Rare and Orphan Diseases

34 Utilizing Technological Innovation to Improve Care, Lower Cost and Enhance Experiences Improve Care • Value-based care solutions and tools • Laboratory analytics and decision support tools 1 Lower Cost, Improve Quality 2 Enhance Experiences 3 • Automation expansion, including Propel • Standardization • IT connectivity • Roll-out of consumer self-service tools • Meet patients where they want to be met • Price transparency

35 Key Takeaways Well-positioned for long-term profitable growth through our differentiated laboratory solutions and combination with Drug Development capabilities Committed to quality, service and innovative solutions providing the foundation for new and deeper collaborations with customers Lab market undergoing unprecedented changes driven by consumerism, scientific and technological innovation, as well as price pressure

Brian Caveney, M.D. Chief Medical Officer Bryan Vaughn Senior Vice President, Health Systems, LabCorp Diagnostics Broad Capabilities that Support the Transition to Value-Based Care

37 Value-Based Care is an Evolution Health Systems Deep, innovative partnerships Clinicians Efficient workflow, timely information Payers Data sharing, provider collaboration The transition is complex and iterative Accurate and timely diagnoses play a critical role Fee-for- service Value- based

38 Uniquely Positioned to Succeed in Value-Based Care Powered by standardized lab systems and data, flexible data interfaces and feeds, and technology-enabled tools Lower Cost of Utilization • Managed care networks, benefits • Health system partnerships • Consumer empowerment Right Test, Right Patient • Smart test design (i.e., cascades) • M.D., Ph.D. access • Cover gaps in care • Result trending, global result search Beyond Lab Testing • CDx, CaDx for optimal therapy • Chronic disease programs with clinical decision support • Data supports care management programs and population health • Access to clinical trials

39 Offering Leading, Broad-Based Solutions in Value-Based Care Leading Laboratory Services • National access • Comprehensive test menu • Sales and service organization • Scientific innovation • Power of scale Payer and Provider Collaboration • Help stakeholders achieve total cost of care metrics in value-based care contracts • Actionable lab results • Global patient results data • MACRA, HEDIS, and ACO quality metrics • Care Intelligence® population health Clinical Decision Support • Programs on key disease states • Lab reports support care guidelines • Developed by physicians • Data monitoring drives cost-effective care management Drug Development Solutions • Companion diagnostics leadership • Potential provider revenue stream from increased participation in clinical trials • Cost savings to patients and payers • “Real World” data

40 Actionable Data for Every Stakeholder Providers • Identifies untreated problems • Patient-specific recommendations based on current guidelines / standards of care delivered with lab results Payers • Targeted data feeds • Lower overall medical expenses through earlier disease identification Patients • Educate patients about what their lab results mean • Empower patients to participate in their own care • Condition-specific care plans Care Management Team • Real-time targeting of high risk patients • Highlight outliers and likely gaps in care • Metrics on provider performance

41 Driving Value Through Broad-Based Partnerships with Health Systems Highly Efficient Lab Provider Positioned for value-based care and consumer driven future Redeploy Capital, IT, Time Clinical Trials Participation Innovation Leverage Quality, Programs and Tools Simplification and Standardization

42 Health Systems Opportunity Value-based care will drive today’s fee-for-service settings to look more like cost centers Hospitals Post-acute Alt Sites Specialists Primary Care $47B Hospital Labs $4B Physician Office Labs Multi-billion dollar opportunity in health system partnerships driven by LabCorp’s low-cost, high- quality market position PAMA and new technology will drive unprecedented transparency

43 Major Academic Health System Case Study Case Study Multi-faceted relationship with Mount Sinai Health System Outreach Acquisition • Divesture of non-core asset • Gained square footage by reducing infrastructure Reference Testing • Consolidation of lab partners • Reduces expense, IT, and complexity Data for Accountable Care • Sharing standardized lab result data to empower population health • Innovative Hepatitis C awareness and management program under development Academic Collaboration • Carved out molecular / genetics lab from acquisition • Support of residency programs Clinical Trials • ↑ number of studies offered by Covance Financial Benefits • Redeploy capital, space, and IT resources • Operations improvement through efficiencies and trials

44 Innovation with Health Systems to Help Improve Patient Care

45 Multi-Pronged Approach to Deliver Value to an Accountable Care Organization (ACO) Clinically integrated network with 240 physicians Multiple EHRs, multiple value-based contracts Case Study Deployed Care IntelligenceTM population health tool Standardized, timely lab result data High quality, cost effective lab service In 2016, for 16,000 commercial patients: • $4.7M in total savings • ↓ inpatient utilization 15% • ↑ primary care visits double digits in high risk patients • 90th percentile patient satisfaction High-cost and out-of- network lab providers High risk and rising risk patient populations Active patient management

46 Key Takeaways Developing innovative tools, technology and business models to further our value proposition for patients and health systems Supporting health systems’ transition to value-based care represents a multi-billion dollar long-term growth opportunity Uniquely positioned to succeed in value-based care by lowering the cost of utilization, driving appropriate utilization, and providing value beyond lab testing

Extending our Leadership in Companion Diagnostics Marcia Eisenberg, Ph.D. Chief Scientific Officer, LabCorp Diagnostics Steven Anderson, Ph.D. Chief Scientific Officer, Covance Drug Development

48 Precision Medicine and Companion Diagnostics (CDx) 21% 28% 27% 34% 2014 2015 2016 2017 Personalized Medicines Top 30% of FDA Approvals for First Time in 2017(1) Key Drivers in Precision Medicine ► Genomic and proteomic biomarkers are key features of developing new therapies and diagnostics • Define the disease biology • Provide targets for new therapies ► A companion diagnostic is the ultimate biomarker test • Co-developed and linked with a specific therapy • Help identify patients most likely to respond • Help identify patients who may have an adverse event • Provide added value for how the diagnostic and therapy are used (1) Source: Personalized Medicine Coalition. Personalized Medicine at FDA: 2017 Progress Report.

Two Decades of Experience with CDx Commercialization

LabCorp

- **1998** — Validation and launch of HerceptTest
- **2002**
- First commercial launch of EGFR Mutation Analysis
- **2006**
- Validation and launch of $BRAF^{V600E}$ for melanoma
- **2012** — Validation and launch of ALK for NSCLC
- Validation and launch PD-L1 by IHC for nivolumab and pembrolizumab in NSCLC
- **2016** — Launch of COBAS EGFR V2 Plasma
- **2017** — Launch of Thermo Fisher Oncomine Dx Target Test
- Covance / LabCorp CDx Facility

49

Unmatched Franchise Providing End-to-End Clinical Development and Commercial Lab Testing Solutions

LabCorp


Drug Development
Preclinical
Phase I
Phase II
Phase III
NDA Submission
Biomarker/CDx Development
Biomarker Development
CDx Assay & Feasibility
CDx Development & Validation
Regulatory Submission & CDx Launch
Commercialization

- Bench to commercialization expertise
- Leaders in both in vitro diagnostic (IVD) and single lab PMA regulatory approaches
- Experience with 300+ IVD and medical device studies
- Supported approximately 70% of all FDA approved companion diagnostics on the market – including approvals for HER2, KRAS, EGFR, BRAF, ALK and PD-L1
  - Recent examples in immuno-oncology, liquid biopsy and next generation sequencing

End-to-end capabilities are a differentiator for development, trial support and commercialization

50

51 Dedicated CDx Laboratory Combines Unmatched Expertise with Leading Technology ► 36,000 sq. ft. facility in North Carolina ► Dedicated laboratory and staff for development, validation, and transfer of CDx assays • Focus on Genomics and Molecular Pathology • Associated GMP manufacturing capabilities

Two CDx Solutions Enable Flexible Collaboration with Customers 52 Pharma IVD CRO CDx Partnership Single Site Pathway (ssPMA) ► Faster route for development and commercialization ► Develop and validate test on established IVD platform ► Laboratory service provider also leads the regulatory submission for regulatory clearance ► Initial launch as FDA-approved PMA IVD contingent on intended use of marker ► May subsequently partner with IVD manufacturer for kit development on same platform, allowing decentralization of testing Current projects are split 75% IVD partnership pathway and 25% ssPMA pathway, with a growing interest in the ssPMA approach IVD Pathway

53 Strong Demand for Companion Diagnostics Will Drive Profitable Revenue Growth $55 $106 $244 $0 $100 $200 $300 2015 2016 2017 $114 $153 $300 $0 $100 $200 $300 2015 2016 2017 CDx-Related Net Orders ($M) CDx-Related Backlog ($M)

End-to-End Support for a New Oncology Therapy and Associated CDx Assay 54 For a recently approved immuno-oncology therapy, Covance and LabCorp Diagnostics collaborated to provide five distinct drug development services: Demonstration of end-to-end capabilities that are a differentiator in Companion Diagnostics Case Study Drug Development Preclinical Phase I Phase II Phase III NDA Submission Research Commercialization Prepared drug to go into man (first in human dosing) Covance BioPharm CMC assisted in the manufacture and qualification of drug lots PK / PD support in early Phase I studies Covance pre-clinical pharmacokinentic and pharmacodynamic work Biomarker evaluation to enroll patients in pivotal clinical trials Covance Central Lab expertise supporting targeted clinical trial participants Commercialized assay development LabCorp Diagnostics ensured that the diagnostic was prepared and commercially available simultaneous with the drug’s launch Post-approval CMC to verify quality of the manufactured product for its intended audience

Comprehensive commercial strategy, including global CDx partnerships Interest in and use of the single site PMA regulatory approach drives improvements in efficiency, flexibility and cost Technological advancements enabled by multiplexing, such as Next Generation Sequencing, Gene Expression Profiling, and Proteomics Attractive expansion of client base – collaborating with mix of large pharma, emerging pharma and biotech clients Increasing interest in precision medicine and use of biomarkers extending beyond oncology to other therapeutic areas Capitalizing on Multiple CDx Growth Drivers 55

Key Takeaways 56 An increasing focus on precision medicine, with expansion beyond Oncology applications, provides a significant growth opportunity in CDx Dedicated resources and flexible approaches to CDx development allow Covance and LabCorp to provide solutions that meet client needs LabCorp and Covance have an unsurpassed track record in the development and commercialization of CDx assays

Break

Unmatched Data, Powerful Insight Lance Berberian Chief Information Officer Gabriela Feldberg Head of Feasibility, Recruitment and Engagement, Covance Drug Development

59 Compelling Combination of Data and Tethered Relationships is a Key Competitive Advantage for the Enterprise Our Data • Timely • Standardized • Precise • Identified Our Relationships • Patients • Physicians and Health Systems • Investigators • Pharmaceutical Companies • EMR Providers Actionable • Assist with Closing Gaps in Care • Recruit Patients Faster • Design High Quality Trials • Leverage Health System Data • Support Precision Medicine Goals

60 Covance Offers a Suite of Differentiated Drug Development Tools for Trial Planning and Execution • Metrics and Benchmarking • Trial Forecasting • Clinical Data Hub • Monitoring Solutions • Data Management • Insights • GlobalCODE • snapTRACK • LabCODE • Pulse • Drive cellerate®

61 LabCorp Diagnostics Offers Tools That Serve Key Customer Segments Service Physicians / Health Systems Consumers Payers / Managed Care Guidance on Test Selection Placement of Electronic Orders (Portal and EMR) Mobile Optimized Reservations Multi-Channel Check-In Delivery of Electronic Test Reports (Portal and EMR) Post-Analytical Clinical Decision Support Population Health (Data Feeds and Tools) Test Result Trending Client Supplies Ordering Online Invoice Payment Hospital Reporting Payer Reporting

Power of the LabCorp Data for Trial Design, Site Selection, and Patient Recruitment Real World Data • Not biased and represents people as they live with their disease • Patient data is granular and identifiable Vast Test Menu • 30+ billion test results across thousands of diagnostic assays • >2.5 million samples collected (>30% by LabCorp phlebotomists) and processed weekly across many diseases and therapeutic areas Population Level Disease Analysis • Surveillance of disease spread to enable just in time recruitment • Unlike other types of real world data, lab data can be easily accessed near real time 62

Covance supports ~50% of all clinical trials Power of the Xcellerate Investigator Database Number of Patients Date of First Patient In Quality Lab Cancellations and Queries Standardized Site Rank > 175,000 unique investigators > 15,000 unique protocols Investigator Performance Database 63

Case Study 64 Covance Value Proposition Exceeding Recruitment Goals for a Global Multi-Study Registration Program UNIQUE SOLUTIONS CLIENT CHALLENGE Randomize 2,700 patients within a very narrow timeframe for a suite of registration studies Get all sites across the globe up and running as quickly as possible Leveraged Xcellerate® historical investigator database to identify and secure highest performing investigators in indication >175k unique investigators >15k protocols Based on extensive feasibility outreach and site capacity assessment, efficiencies were identified that allowed effective overlapping of sites across the program resulting in accelerated site start-up and reduced clinical costs Key Performance Result: Achieved “first patient in” requirement ahead of schedule for all studies in the program. Beat historical industry performance across a number of key metrics: 18% fewer weeks from final protocol to FPI 75% more high-performing sites 31% more patients/site/month 41% fewer non-performing sites

Ulcerative Colitis Example 65

Understanding the Impact of Study Design on the Available Patient Pool 51,814 patients between June 2016 and May 2017 identified 48,708 patients between 18 and 80 years old 20,288 without Crohn’s Disease, IBD and UC Proctitis 20,146 without Malignancy, Inherited Immuno Syndrome, TB and HIV/AIDS 20,075 without Hepatitis B and C 13,950 with all relevant labs populated 13,750 with Neutrophil value >= 1.5x10^9/L and Platelet >=100x10^9/L 13,552 with Hemoglobin >= 8.5g/dL and Lymphocyte >500 cells/uL 13,516 with Total WBC >=3.0 x 10^9/L and Serum Creatine <=2xULN 13,227 with Alk Phos <=2xULN and ALT <=2xULN 12,980 with AST <=2xULN and Bilirubin <=3xULN The protocol inclusion / exclusion criteria is applied to the patient pool and then matching patients are geo-located on the map 66 75% reduction

Covance Data Insights Show Workload of Key Investigators # Active Studies # Investigators Patients Per Investigator 9+ 28 72 5-8 63 33 4 123 87 2-3 169 15 1 644 10 0 27 11 • Objective site performance data around the globe which includes 8+ pharma programs and 53 active UC studies • Creates immediate 963 sites for targeted outreach • 27 out of 1,054 (3%) of known investigators are not in an active trial • Investigator patient accrual per study drops as more studies are taken on – diminishing return from in-demand sites 67

Location of Covance Sites in Relation to Ulcerative Colitis Patients 68 Sample from Seven UK GP Surgeries BLUE DOTS – Crohn’s and UC Patients from EMR SIZE OF BLUE DOTS – Number of Patients STARS – Covance sites COLOR OF STARS – Green high score to red low score DOTS – UC patients who match study design from LabCorp Real World Database STARS – High performing Covance sites

Case Study 69 LabCorp/Covance Value Proposition Protocol Design to Maximize Patient Enrollment Opportunity UNIQUE SOLUTIONS CLIENT CHALLENGE Result: The eligible patient population increased by more than 50% without compromising the objectives of the trial Study to test if a drug reduced progression of kidney disease in patients with Type II diabetes Analyzed LabCorp de-identified patient data to discern whether small protocol changes could accelerate recruitment Data helped to identify that making minor changes to the eGFR cutoff would increase the patient pool size therefore reducing recruitment timelines >150 Million patients >30 Billion test results > Study was looking for a small subset of patients which represented <7% of patients

70 LabCorp/Covance Value Proposition Rescued Patient Enrollment for a Study of a Rare Mutation Leveraged LabCorp database with de-identified health information on patients with the rare mutation UNIQUE SOLUTIONS Seeking patients with AML and a rare genetic mutation <15% of AML patients CLIENT CHALLENGE Result: With 274 sites across 28 countries, patient enrollment is on now on track for the initial milestone and has regained its advantage in the recruitment competitive landscape Difficulty identifying available sites as landscape changed rapidly driving increased competition Pharma’s preferred sites were unavailable Increased recruitment activities in the US leveraging the LabCorp sales force to reach out to physicians to gauge interest as investigators and to recruit AML patients >150 Million patients Case Study

LabCorp/Covance Value Proposition

Piloting a Virtual Real World Evidence Study

LabCorp

Case Study

CLIENT CHALLENGE



Develop a less costly, “site-less” approach to conduct a study collecting survey and laboratory data

Study needed to be national in scope while reducing the patient travel burden

UNIQUE SOLUTIONS

65

LabCorp
Patient Service Centers
in the Pilot

Developed a cross-enterprise virtual study model leveraging the Covance patient support call center, local LabCorp Patient Service Centers and Covance Central Labs to screen participants, collect lab specimens and analyze lab results, respectively

- Online screening, e-consent and enrollment
- Call center acting as virtual site coordinators
- Fully integrated project oversight and data management

Result: Conducted two successful pilot studies recruiting 315 patients across 65 Patient Service Centers. The pharma company is planning to scale up 10x from the pilot to a full national model.

71

Setting Up for Long Term Success 72 Continuing to add real world data sources to further accelerate patient recruitment Driving a higher volume of patients through fewer sites by leveraging deep relationships with key health systems Utilizing LabCorp’s large network of Patient Service Centers to conduct virtual studies dramatically reduces the patient burden Leveraging rapidly growing LabCorp patient database to gather actionable patient insights to inform study design and execution

Key Takeaways 73 Direct engagement through multiple channels with patients, physicians, investigators, and health systems create a holistic data strategy Significant ongoing investment in talent, technology and capabilities will increase the power of our differentiated data and informatics Unmatched combination of patient and investigator data, which is the right data to guide the delivery of care, study design, site selection and patient recruitment

Accelerating the Consumer Innovation Platform Tom Kaminski Senior Vice President, Corporate Strategy Mark Wright Senior Vice President, Customer Products, LabCorp Diagnostics

Why Focus on Patients as Consumers?

LabCorp

- Consumers are taking greater responsibility for their wellness and healthcare
- Experiencing higher co-pays and deductibles, consumers are increasingly influential in the decision on where lab testing is performed
- Advances in technology drive expectation of convenience
- Performing testing for >2.5 million consumers per week and seeing >150,000 consumers per weekday in person, LabCorp is uniquely positioned to engage with health care consumers at scale
- Having diagnosis and test result information, LabCorp has data and clinical expertise to engage with consumers in a personalized manner

Who is involved in the decision on where to get your lab testing
(e.g. hospital lab vs. third-party commercial lab)



17%
36%
44%
23%
33%
42%
33%
30%
28%
84%
7%
5%
84%
10%
2%
Not sure
No Influence
Influence
Primary
My doctor
Me
My insurance company
My employer
Family member/friend

2017 LabCorp Consumer Study
N=1,500
MOE +/- 2.5%

75

76 Organizing Around the Empowered Consumer Convenient and Flexible Options “It is easy to get the lab testing I want or need in the setting that I choose.” Access and Insights “I understand my results in the context of my overall health. I manage my health information and decide when and how to share it.” Price Transparency “I understand the relative prices of different lab service providers to make an informed choice. I know what I will pay before I receive services.” Engagement “I engage with the brand on my terms and receive valuable, personalized content. My feedback is heard and acted upon.”

Consumer Engagement is a Priority • Capturing e-mail and mobile phone numbers for LabCorp consumers across multiple touch points to enable richer engagement and customer satisfaction • Continue to directly engage with patients through online appointment scheduling, automated check-ins, as well as electronic delivery of results and bills through LabCorp | Patient TM • Engaging with consumers in new ways: • Automatic reminders, service confirmations, and call back texts when it is time to be serviced • Real-time capture of feedback including Net Promoter Scoring • Dedicated care team for consumers • Feedback loop with employees • Omni channel marketing and communication including social media • Relevant, valuable, personalized content 77

Seamless mobile experience to make reservations, automatically incorporating demographic and insurance information on file 78 LabCorp | PreCheck™

Streamlined experience for patient check-in with minimal manual entry 79 LabCorp | Express™

Patient Out-of-Pocket Cost Estimates • The estimator service is enabled across the LabCorp PSC network and for LabCorp in-office phlebotomists • Estimates are customized for each individual and health plan • For select genetic testing, consumers can obtain cost estimates online without visiting a PSC 80

Every patient that registers in LabCorp | Patient™ is given the opportunity to participate in research LabCorp | Patient™ All test results displayed in an easy to read and intuitive visual plus official report available for download 81

82 LabCorp at Walgreens LabCorp PSCs in Walgreens stores are attracting new patients 28% 18% 0% 10% 20% 30% LabCorp at Walgreens PSCs Comparable LabCorp PSCs % of patients seen new to LabCorp

83 Meeting Consumers Where They Want to be Met Consumer genetics Telemedicine Home health

Moving Reliable Self-Collected Testing to the Home 84 Illustrative

85 Key Takeaways Consumer engagement is vital to Diagnostics, Drug Development, and other key stakeholders (e.g., managed care, providers) Deploying industry-leading technology-enabled solutions will improve the consumer experience Our consumer platform will continue to accelerate revenue growth

Finance Overview Glenn Eisenberg Chief Financial Officer

87 The LabCorp Playbook: Delivering Long-Term Shareholder Value Revenue Growth Margin Optimization EPS Growth Disciplined Capital Deployment Return Capital to Shareholders Capital Expenditures and Strategic Acquisitions Capital Expenditures and LaunchPad Initiatives Strong Cash Flow

88 Track Record of Accelerating Growth $6.0 $6.2 $6.6 $6.9 $7.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2014 2015 2016 2017 2018 $2.3 $6.80 $7.91 $8.83 $9.60 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2014 2015 2016 2017 2018 Revenue Adjusted EPS(3) $11.50 $9.4 $10.4 $11.5 (In Billions) $536 $727 $897 $1,147 $1,150 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2014 2015 2016 2017 2018 (In Millions) Free Cash Flow(4) $8.5 2018 Guidance(1) Midpoint 10.5% (1) Guidance issued on February 6, 2017 (2) Includes the estimated impact from adoption of the new revenue recognition accounting standard (ASC 606). See Appendix for details of the preliminary reconciliation of 2017 results 2018 Guidance(1) Midpoint 19.8% 2018 Guidance(1) Midpoint $2.8 $3.6 (2) (2) $4.3 Drug Development Diagnostics (4) Free Cash Flow represents Operating Cash Flow less Capital Expenditures in each of the years presented. See Appendix for non-GAAP reconciliation (3) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). See Appendix for non-GAAP reconciliation

89 2018 Guidance (1) Calculated based on the preliminary restatement of revenue in 2017 related to the Company’s adoption of the new revenue recognition accounting standard (ASC 606) effective January 1, 2018. See Appendix for additional details. Metric Guidance LabCorp Diagnostics Revenue Growth (1) 3.0% to 5.0% Covance Drug Development Revenue Growth (1) 20.0% to 24.0% Total Revenue Growth (1) 9.5% to 11.5% Tax Rate 25% Adjusted EPS $11.30 to $11.70 Free Cash Flow $1.1 to $1.2 Billion Capital Expenditures 3.5% of Revenue

90 2018 Adjusted EPS Guidance Bridge (1) (1) Adjusted EPS exclude amortization, restructuring charges and special items as well as a net benefit in the fourth quarter of 2017 of $5.00 per diluted share due to the implementation of the Tax Cuts and Jobs Act. See Appendix for non-GAAP reconciliation $7.00 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 $10.50 $11.00 $11.50 $12.00 2016 2017 Benefit from Lower Tax Rate Impact from PAMA Implementation Operating Performance 2018 $8.83 $9.60 $1.30 ($0.50) $11.30 - $11.70 $0.90 - $1.30 9% - 14% adjusted EPS growth in 2018 excluding the impact from the lower tax rate and implementation of PAMA

91 Disciplined Capital Deployment to Build Shareholder Value Approximately $11.5 Billion in Capital Deployment Between 2013 and 2017 49% 25% 15% 11% Covance Acquisition: $5.6 Billion Other Acquisitions: $2.9 Billion Share Repurchase: $1.7 Billion Capital Expenditures: $1.3 Billion

92 Targeted Capital Expenditures that Strengthen Capabilities and Support Growth ► Investments in 2018 to support future growth include: • Capacity and automation for 23andMe collaboration • Patient service centers in Walgreens stores • Genomics and immunotoxicology capabilities in drug development • Expanded capacity in Raritan, New Jersey regional laboratory, medical drug monitoring, and Shanghai drug development facilities ► Investment in LaunchPad initiatives, such as technology and automation 27% 46% 27% Capital Expenditures (2014 to 2018 Est.) Facilities IT Lab/Operations $0 $100 $200 $300 $400 2014 2015 2016 2017 2018 3.0% 3.0% 3.0% 3.4% 3.5% (2) (1) Percent calculated based on the preliminary restatement of revenue in 2017 related to the Company’s adoption of the new revenue recognition accounting standard (ASC 606) effective January 1, 2018. See Appendix for additional details. (2) Based on the midpoint of revenue guidance issued on February 6, 2017 Capital Expenditures by Year ($ in Millions; % of Revenue) (1)

93 Track Record of Acquisitions that Drive Growth and a Differentiated Offering Target Acquisition Criteria • Businesses that leverage our core competencies • Market leader • Strong management team • International presence • Accretive to earnings and cash flow year 1 • Earn cost of capital by year 3

0.0x 1.0x 2.0x 3.0x 4.0x $0 $200 $400 $600 $800 $1,000 $1,200 2013 2014 2015 2016 2017 94 Strong Balance Sheet Enables Return of Capital to Shareholders Debt and Leverage: • Investment grade philosophy with targeted leverage of 2.5x – 3.0x gross debt to EBITDA • Strong liquidity including $1 billion in unutilized revolving credit facility • Attractive debt profile – ~80% is fixed interest rate debt and ~75% of the debt matures in 2022 or later Share Repurchases: • Repurchased $1.7 billion over past five years • Existing authorization to buyback up to $407.4 million in shares • Expect to repurchase shares throughout 2018 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x $0 $200 $400 $600 $800 $1,000 $1,200 2013 2014 2015 2016 2017 Share Repurchases (In Millions) Leverage Leverage 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x $0 $200 $400 $600 $800 $1,000 $1,200 2013 2014 2015 2016 2017 Share Buyback 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x $0 $200 $400 $600 $800 $1,000 $1,200 2013 2014 2015 2016 2017 Covance Acquisition Date: Feb. 19, 2015 Leverage = 4.2x Chiltern Acquisition Date: Sept. 1, 2017 Leverage = 3.5x

95 Key Takeaways Multi-faceted platform for profitable growth through organic initiatives, strategic acquisitions, and margin optimization Track record of strong and reliable free cash flow, and disciplined capital deployment Execution of the LabCorp playbook continues to generate long-term shareholder value

Appendix

Reconciliation of Non-GAAP Financial Measures 97 Adjusted EPS 2014 2015 2016 2017 Diluted earnings per common share 5.91$ 4.35$ 7.02$ 12.21$ One-time benefit from Tax Cuts and Jobs Act - - - (5.00) Restructuring and special items 0.34 2.44 0.64 0.98 Amortization expense 0.55 1.12 1.17 1.41 Adjusted EPS 6.80$ 7.91$ 8.83$ 9.60$ Free Cash Flow: Net cash provided by operating activities 739$ 982$ 1,176$ 1,459$ Less: Capital expenditures (204) (256) (279) (313) Free cash flow 536$ 727$ 897$ 1,147$ (in millions, except per share data) Twelve Months Ended December 31,

98 Preliminary Reconciliation for the New Revenue Recognition Accounting Standard (ASC 606) Effective January 1, 2018, the Company adopted the FASB-issued converged standard on revenue recognition, using the full retrospective method. Although the Company has not completed all of the analysis required to finalize this restatement of revenues and expenses relating to this new standard, the table below presents the Company’s current best estimate of the potential financial impact on its two segments’ revenue, and is being provided as a reference point for the Company’s guidance in 2018. The 2017 calculation is preliminary and will be finalized upon adoption in the first quarter of 2018 and the amounts are therefore subject to change. The Company does not believe the application of the new standard will have any significant impact on previously reported Adjusted Operating Income. However, the change in reported revenue will impact previously reported operating margins as shown in the table provided. (1) In LabCorp Diagnostics, the impact of the accounting change will reduce revenue and increase margins, as bad debt will be treated as a reduction in revenue rather than selling, general and administrative expense (2) In Covance Drug Development, the impact of this accounting change will increase revenue and cost of revenue, resulting in lower margins due to the inclusion of investigator fees and other pass-through expenses in both categories (Dollars in millions) As Reported Preliminary Restatement LabCorp Diagnostics (1) Net Revenue 7,170.5$ 6,858.0$ Adjusted Operating Income 1,446.3$ 1,446.3$ Adjusted Operating Margin 20.2% 21.1% Covance Drug Development (2) Net Revenue 3,037.2$ 3,562.4$ Adjusted Operating Income 422.4$ 425.7$ Adjusted Operating Margin 13.9% 11.9% Consolidated (1) (2) Net Revenue 10,205.9$ 10,418.6$ Adjusted Segment Operating Income 1,868.7$ 1,872.0$ Unallocated corporate expense (137.4)$ (137.4)$ Consolidated Adjusted Operating Income 1,731.3$ 1,734.6$ Adjusted Operating Margin 17.0% 16.6% Twelve Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Lunch and Q&A